Exhibit 10.4

PARAMETRIC SOUND CORPORATION
A Nevada Corporation

THE OFFERING OF SECURITIES DESCRIBED HEREIN HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THIS OFFERING IS MADE PURSUANT TO RULE 506 OF REGULATION D UNDER SECTION 4(2) OF SAID ACT, WHICH EXEMPTS FROM SUCH REGISTRATION TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING.  FOR THIS REASON, THESE SECURITIES WILL BE SOLD ONLY TO INVESTORS WHO MEET CERTAIN MINIMUM SUITABILITY QUALIFICATIONS DESCRIBED HEREIN.  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES AUTHORITY OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY OF THE FOREGOING PASSED UPON OR ENDORSED THE MERITS OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

A SUBSCRIBER SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE COMPANY FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY OTHER JURISDICTION, AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.  THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY OTHER JURISDICTION.  TRANSFER OF THE SECURITIES IS ALSO RESTRICTED BY THE TERMS OF OPERATING AGREEMENT OF THE COMPANY.

PARAMETRIC SOUND CORPORATION
A Nevada Corporation

SUBSCRIPTION AGREEMENT

TO:	Parametric Sound Corporation 1941 Ramrod Avenue, Suite #100 Henderson, Nevada 89014 Attention: James Barnes, Secretary and Treasurer

Re:	Subscription to acquire Securities of Parametric Sound Corporation

Gentlemen:

The undersigned subscribing investor (the “Investor” or the “undersigned”) understands that Parametric Sound Corporation, a Nevada corporation (the “Company”), is offering (the “Offering”) to issue up to $750,000 in aggregate principal amount of subordinated promissory notes (the “Notes”) and warrants to purchase up to 1,500,000 shares of the Company’s common stock (the “Warrants”, together with the Notes, the “Securities”).  The undersigned understands that the Company is newly formed pursuant to Chapter 78 of the Nevada Revised Statutes.  The undersigned further understands that (i) the Offering is being made without registration thereof under the Securities Act of 1933, as amended (the “Securities Act”), and is being made only to “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act), and (ii) the undersigned will not be deemed to have purchased any of the Securities unless and until such time as all of the following conditions to closing have occurred:  (A) this Subscription Agreement and such other documentation as is requested by the Company has been duly and validly executed by the undersigned, delivered to the Company and accepted by the Company; (B) the purchase price for the Securities has been delivered pursuant to instructions provided by the Company; (C) the proposed spin-off of the Company’s common stock to the stockholders of LRAD Corporation shall have been completed and the related Form 10 registration statement of the Company shall have been declared effective by the Securities and Exchange Commission, with no stop order in effect with respect thereto and (D) closing documents in form and substance satisfactory to the Company and its counsel have been executed and delivered.

1.      Subscription.  Subject to the terms and conditions hereof, the undersigned hereby tenders a subscription for the Securities in the amount set forth on the signature page hereto or such lesser amount as the Company shall choose to accept pursuant to Section 2 below (the “Subscription”).  Subject to the Company’s acceptance pursuant to Section 2 and the satisfaction of the conditions to Closing set forth in Section 3, the entire Subscription will be due and payable at the Closing (as defined below).

2.      Acceptance of Agreement.  It is understood and agreed that the Company shall have the right to accept or reject this Subscription Agreement and shall have the right to accept or reject all or part of the Subscription in the Company’s sole and absolute discretion (the amount accepted shall thereafter be the undersigned’s Subscription for all purposes hereof).  Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers in the Company’s sole and absolute discretion.  Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to him, her or it would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “Blue Sky Laws”). This Subscription Agreement and the Subscription shall be deemed to be accepted by the Company only when an authorized officer of the Company has executed and delivered to the undersigned an acknowledgment of acceptance of the Subscription Agreement and the undersigned’s Subscription as provided in the form attached hereto as the “Acceptance”.  Upon acceptance of this Subscription Agreement and the undersigned’s Subscription by the Company, the Acceptance duly executed by an authorized officer of the Company, is hereby expressly made a part hereof and shall constitute the Company’s agreement to and adoption of all of the terms of this Subscription Agreement.

3.        Closing; Conditions to Closing.

(a)      Time and Place of Closing.  The closing of the sale and purchase of the Securities (the “Closing”) shall take place at the offices of the Company, or at such other place and on such date as shall be selected by the Company.  Upon satisfaction by the undersigned of its obligations hereunder, at Closing, the Company shall deliver to the undersigned a Note in substantially the form attached hereto as Exhibit A in the principal amount subscribed for hereunder and a Warrant in substantially the form attached hereto as Exhibit B entitling the undersigned to purchase two (2) shares of the Company’s common stock for every one dollar ($1.00) of principal amount of the Note subscribed for hereunder at the exercise price designated therein.

(b)      Undersigned’s Conditions to Closing.  The undersigned’s obligations hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

(1)        Representations and Warranties.  The representations and warranties of the Company contained in this Subscription Agreement shall be true and correct at the Closing.

(2)        Performance of the Company.  The Company shall have performed and complied with all agreements and conditions required by this Subscription Agreement to be performed or complied with by it prior to or at the Closing.

(c)      Company’s Conditions to Closing.  The Company’s obligations hereunder are subject to acceptance by the Company of the undersigned’s Subscription, and to the fulfillment, prior to or at the Closing, of each of the following conditions:

(1)        Representations and Warranties.  The representations and warranties of the undersigned contained in this Agreement shall be true and correct at the Closing.

(2)        Purchase Price.  The purchase price for the Securities shall have been delivered pursuant to instructions provided by the Company.

(3)        Spin-off Effective.  The proposed spin-off of the Company’s common stock to the stockholders of LRAD Corporation shall have been completed and the related Form 10 registration statement of the Company shall have been declared effective by the Securities and Exchange Commission, with no stop order in effect with respect thereto.

(4)        Proceedings and Documents.  All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and its counsel, and the Company and its counsel shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

(5)        Performance of Covenants.  Each of the covenants and obligations that the undersigned is required to comply with or perform at or prior to Closing shall have been complied with and performed in all material respects.

4.      Representations and Warranties by the Company.  The Company represents, warrants and agrees as follows:

(a)      Organization and Standing of the Company.  The Company is duly and validly organized and validly existing as a corporation under the laws of Nevada, and has all requisite power and authority under such laws to conduct its business as currently conducted.

(b)      Compliance with Other Instruments.  The Company is not in violation of any term of this Subscription Agreement nor is it in material violation of any term of any other mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation which is applicable or to which it is bound.

(c)      Litigation.  There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Subscription Agreement, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise.

5.     Representations and Warranties of the Undersigned.  The undersigned hereby represents and warrants to the Company as follows:

(a)      The undersigned either (i) is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect, or (ii) (A) certifies that the undersigned is not a “U.S. person” within the meaning of SEC Rule 902 of Regulation S, as presently in effect, and that the undersigned is not acquiring the Securities for the account or benefit of any U.S. person, (B) agrees to resell the Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, as amended (the “Securities Act”)), or pursuant to an available exemption from registration and agrees not to engage in hedging transactions with regard to such Securities unless in compliance with the Securities Act, (C) agrees that the Securities (or any certificate representing such Securities) issued to the undersigned shall contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration and that hedging transactions involving such Securities may not be conducted unless in compliance with the Securities Act, and (D) agrees that the Company is required to refuse to register any transfer of any portion of the Securities issued to the undersigned not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

(b)      The Securities are being acquired for the undersigned’s own account for investment, with no intention of distributing or selling any portion thereof and not with a view to any distribution thereof within the meaning of the Securities Act, and will not be transferred by the undersigned in violation of the Securities Act or the then applicable rules or regulations thereunder.  No one other than the undersigned has any interest in or any right to acquire the Securities.

(c)      By reason of the undersigned’s business or financial experience, or that of the undersigned’s professional advisor, the undersigned is capable of evaluating the merits and risks of an investment in the Company and of protecting its own interests in connection with the transaction.

(d)      The undersigned has received and carefully read and understands this Subscription Agreement and the exhibits hereto.

(e)      No representations or warranties have been made to the undersigned by the Company any officer of the Company, or any agent or promoter of said persons or entities, other than as set forth herein.

(f)      The undersigned has been afforded an opportunity to ask questions of and receive answers satisfactory to the undersigned from the Company, and the officers of the Company concerning the terms and conditions of the Offering, and the Company has made available all additional information which the undersigned has requested.

(g)      The address set forth on the signature page hereto is the undersigned’s true and correct residence, if an individual, or principal place of business, if an entity other than an individual.

(h)      The undersigned has investigated the acquisition of the Securities to the extent the undersigned deemed necessary or desirable and the Company has provided the undersigned with any assistance it has requested in connection therewith.

(i)      The undersigned has full power and authority to make the representations referred to in this Subscription Agreement, to purchase the Securities and to deliver and comply with the terms of this Subscription Agreement.

(j)      The undersigned acknowledges and is aware of the following:

(1)       Investment in the Company is speculative and involves a high degree of risk of loss.

(2)       The Securities have not been registered under the Securities Act or any Blue Sky Laws, and the transfer thereof is restricted by the Securities Act and applicable Blue Sky Laws.  The Securities will not be, and the undersigned will have no rights to require that the Securities be, registered under the Securities Act.  There will be no public market for the Securities, and the undersigned may not be able to avail itself of the provisions of Rule 144 of the Securities Act with respect to the Securities.

(3)       No state or federal agency has made any finding or determination as to the fairness of the terms of the offering and sale of the Securities.

(k)      The execution and delivery of this Subscription Agreement and any other document contemplated hereby, the consummation of the transactions contemplated hereby, and the performance of the undersigned’s obligations hereunder, will not conflict with, or result in any violation of or default under, any provision of any charter, by-laws, trust agreement, operating agreement or other governing instrument applicable to the undersigned, or any agreement or other instrument to or by which the undersigned or the properties of the undersigned is a party or may be bound.

(l)      If executing this Subscription Agreement in a representative or fiduciary capacity, the undersigned represents and warrants on behalf of the person, partnership, trust, estate, corporation, or other entity for whom the undersigned is acting in this matter, that such person, partnership, trust, estate, corporation or other entity has full right and power to execute, deliver, and perform this Subscription Agreement, and that each of the representations contained in this Subscription Agreement are true and accurate with respect to such person, partnership, trust, estate, corporation or other entity.

(m)                The representations and warranties above, and in the attached Confidential Investor Questionnaire are true and accurate as of the date hereof and shall be true and accurate as of the date of Closing and shall survive such date.  If in any respect such representation and warranties shall not be true and accurate prior to Closing, the undersigned shall give immediate notice of such fact to the Company by facsimile or telegram, specifying which representations and warranties are not true and accurate and the reasons therefor.

(n)      The undersigned is in compliance with the requirements of Executive Order No. 133224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”).  Neither the undersigned nor any beneficial owner of the undersigned:

(1)       is listed on the Specially Designated Nationals and Blocked Persons OFAC List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “OFAC Lists”);

(2)       is a Person who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof;

(3)       is owned or controlled by, or acts for or on behalf of, any Person on the OFAC Lists or any other Person who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof; or

(4)       is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws.

For purposes of this Subscription Agreement, the term “Anti-Money Laundering Laws” means those laws, rules, regulations, orders and sanctions, state and federal, criminal and civil, that (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotic dealers or otherwise engaged in activities contrary to the interests of the United States; or (iii) are designed to disrupt the flow of funds to terrorist organizations.  Such laws, regulations and sanctions are deemed to include the Executive Order Number 13224 on Terrorism Financing (September 23, 2001), the Patriot Act; the Currency and Foreign Transactions Reporting Act (also known as the Bank Secrecy Act, 31), the Trading with the Enemy Act, 50 U.S.C. Appx. Section 1 et seq., the International Emergency Economics Powers Act, 50 U.S.C. Section 1701 et seq., and the sanction regulations promulgated pursuant thereto by OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957, as amended.  As used in this Section 5(n)), the term (y) “Person” means any individual, corporation, partnership, limited liability company, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity; and (z) “U.S. Person” means any Person that is a United States citizen, an entity organized under the laws of the United States or its constituent states or territories, or an entity, regardless of where organized, with a principal place of business within the United States or any of its territories.

(o)      THE UNDERSIGNED UNDERSTANDS THAT THE LEGAL AND ECONOMIC MATTERS RELATING TO ITS INVESTMENT IN THE COMPANY ARE COMPLEX AND THAT THE UNDERSIGNED IS FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT THERETO.  THE UNDERSIGNED HAS EITHER SOUGHT SUCH ADVICE OR COUNSEL OR DETERMINED, AFTER CAREFULLY READING THE MEMORANDUM, THE OPERATING AGREEMENT, THIS SUBSCRIPTION AGREEMENT, AND THE OTHER DOCUMENTS AND AGREEMENTS CONTEMPLATED HEREBY AND THEREBY, TO FOREGO SUCH ADVICE.  THE UNDERSIGNED ACKNOWLEDGES THAT COUNSEL TO THE COMPANY IS NOT ACTING AS COUNSEL TO THE UNDERSIGNED.

(p)         THE UNDERSIGNED IS NOT RELYING UPON ANY WRITTEN OR ORAL REPRESENTATION OR ADVICE FROM THE COMPANY, THE COMPANY OR ANY OF THEIR RESPECTIVE AGENTS OR REPRESENTATIVES, WITH RESPECT TO (A) ANY LEGAL, TAX, ECONOMIC OR OTHER CONSIDERATIONS INVOLVED IN THE UNDERSIGNED'S INVESTMENT IN THE COMPANY OR (B) THE MEANING OR EFFECT OF ANY TERMS OR CONDITIONS OF THIS SUBSCRIPTION AGREEMENT OR ANY OTHER DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

(q)         THE UNDERSIGNED HAS AND WILL RELY ONLY ON THE UNDERSIGNED’S OWN TAX ADVISORS AND FINANCIAL PLANNERS WITH RESPECT TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES ARISING FROM THE ACQUISITION AND/OR HOLDING OF THE SECURITIES.

The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties made by the undersigned herein and in the attached Confidential Investor Questionnaire (the terms of which are incorporated herein by this reference) and that the Company is relying on such representations and warranties in making its determination to accept or reject this Subscription.  The undersigned hereby agrees to indemnify and hold harmless the Company from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty of the undersigned.

6.      Intercreditor Agreement.  Each Note issued to Investor is one of a duly authorized issue of Notes of the Company limited in aggregate principal amount to $750,000. Each Investor understands and agrees that a default is not an Event of Default (as defined in the Note) until the holders of at least 25% in aggregate principal amount of the Notes then outstanding notify the Company of such default and the Company does not cure it within thirty (30) days after receipt of such notice, which must specify the default, demand that it be remedied and state that it is a “Notice of Default.” If an Event of Default occurs and is continuing, holders of the Note(s) by notice to the Company, may declare the principal of and accrued interest on the Notes to be due and payable immediately; provided, however, that the holders of at least 60% in aggregate principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul such declaration and its consequences. The Company shall only make principal reductions pro rata among the holders of the Notes based on principal outstanding. Likewise any Note holder who receives any payments or proceeds from any distribution in connection with a bankruptcy, liquidation, reorganization, dissolution, winding-up or similar proceedings, shall be obligated to pro rate such amounts among the other holders of the Notes.

7.      Time; No Revocation.  Time shall be of the essence in this Subscription Agreement.  The undersigned agrees that this Subscription Agreement and any agreement of the undersigned made hereunder is irrevocable, and that this Subscription Agreement shall survive the death or legal incapacity of the undersigned.

8.      Notices.  All notices or other communications given or made hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, if addressed to the Company, at 1941 Ramrod Avenue, Suite #100, Henderson, Nevada 89014, Attn: James Barnes, or to the undersigned at the address set forth on the signature page hereto, or at such other place as a party may designate by written notice to the other party in accordance with this Section 8.

9.      Survival of Agreements, Representations and Warranties.  All agreements, representations and warranties contained herein or made in writing by or on behalf of a party thereto in connection with the transactions contemplated by this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement, any investigation at any time made by any party, and the sale and purchase of the  Securities and payment therefor.

10.      Amendment and Waiver.  This Agreement and the terms of the Notes may be amended or modified upon the written consent of the Company and holders of at least sixty percent (60%) in the aggregate principal amount of the Notes then outstanding and any such amendments shall be binding upon all Note holders as if such holder had consented and agreed to such amendment.  The obligations of the Company and the rights of the holders of the Notes and this Agreement may be waived only with the written consent of the holders of at least sixty percent (60%) in the aggregate principal amount of the Notes then outstanding.

11.      Successors and Assigns.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  If the undersigned is more than one person, their obligations shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and its successors and assigns.  Notwithstanding the foregoing, this Subscription Agreement is not transferable or assignable by the undersigned and any such attempted transfer or assignment shall be null and void.

12.      Complete Agreement of the Parties.  This Subscription Agreement and the other agreements or documents referred to herein or therein contain the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein and in such other agreements or documents.

13.      Severability.  Any term or provision of this Subscription Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Subscription Agreement or affecting the validity or enforceability of any of the terms or provisions of this Subscription Agreement in any other jurisdiction.

14.      Counterparts.  This Subscription Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one agreement.

15.      Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada.

16.      General.  Signatures transmitted by facsimile shall be effective and binding as if an original.  By executing the signature page to this Subscription Agreement, the undersigned agrees to be bound by the foregoing.

[SIGNATURE PAGE FOLLOWS]

PARAMETRIC SOUND CORPORATION
A Nevada Corporation

SIGNATURE PAGE
TO
SUBSCRIPTION AGREEMENT

Very truly yours,

Print Name of Investor
By
Signature

Print Title (if applicable)

Social Security Number or Federal Employer Identification Number

Address: ______________________________________
                 ______________________________________
                 ______________________________________

Telephone No.  ______________________________

Facsimile No. ________________________________

Email Address: ______________________________

Date: _________________________, 2010

Subscription Amount:
$

If Applicable:

Print Name of Joint Investor or
 Other Person Whose Signature Is Required

By
Signature

Print Title (if applicable)

Social Security Number or Federal Employer Identification Number

Address: ______________________________________
                 ______________________________________
                 ______________________________________

Telephone No.  ______________________________

Facsimile No. ________________________________

Email Address: ______________________________

ACCEPTANCE

Parametric Sound Corporation hereby accepts the above Subscription Agreement and Investor’s Subscription in the amount of ____________________________ Dollars ($__________) upon the terms and conditions of the Subscription Agreement to which this Acceptance is attached and of which it is a part.

ACCEPTED BY: Parametric Sound Corporation a Nevada corporation By: ________________________________________ Its:_________________________________________ Dated: _______________________________________